EX-5.f.

Fifth Third Perspective (10/04)
FIXED AND VARIABLE ANNUITY APPLICATION (VA220)

See back page for mailing address.       JACKSON NATIONAL LIFE [GRAPHIC OMITTED]
                                          INSURANCE COMPANY(R)
USE DARK INK, ONLY
                                                  Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM


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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                              SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Age             Sex             U.S. Citizen      Phone No. (include area code)      E-Mail Address     Broker/Dealer Account Number
               M   F             Yes   No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                       M   F     Yes   No
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ANNUITANT'S NAME (if other than Owner)                                                                  SSN/TIN (include dashes)

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Home Address (number and street)                 CITY, STATE, ZIP

Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                       M   F      Yes   No
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JOINT ANNUITANT'S NAME                                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)
                                       M   F      Yes   No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                            SSN/TIN (include dashes)                        Percentage (%)
Primary
                -------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)                     City, State, ZIP

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                Name                            SSN/TIN (include dashes)                        Percentage (%)

__ Primary      -------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)                     City, State, ZIP

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                 Name                            SSN/TIN (include dashes)                        Percentage (%)

__ Primary      -------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)                     City, State, ZIP

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                Name                            SSN/TIN (include dashes)                        Percentage (%)

__ Primary      -------------------------------------------------------------------------------------------------------------------
__ Contingent   Relationship to Owner           Address (number and street)                     City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__  Non-Tax Qualified                     __  IRA - Individual*                 __  IRC 1035 Exchange
__  401(k) Qualified Savings Plan         __  IRA - Custodial*                  __  Direct Transfer
__  HR-10 (Keogh) Plan                    __  IRA - Roth*                       __  Direct Rollover
__  403(b) TSA (Direct Transfer Only)     *Tax Contribution Years and Amounts:  __  Non-Direct Rollover
__  IRA - SEP                                 Year: ____ $___________           __  Roth Conversion
__  Other __________________________          Year: ____ $___________

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. ON WRITTEN REQUEST, JACKSON
NATIONAL LIFE WILL PROVIDE TO THE CONTRACT OWNER WITHIN A REASONABLE TIME,
REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THIS
CONTRACT. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED, THE CONTRACT
MAY BE RETURNED TO THE COMPANY OR PRODUCER WITHIN 20 DAYS AFTER DELIVERY, AND
THE CONTRACT VALUE WILL BE RETURNED.


VDA 120                                                            FT4173  10/04



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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __ YES __ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. __ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. __ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. __ Highest Anniversary Value Death Benefit
     4. __ Combination of Options 1 and 3 above.
     5. __ Combination of Options 2 and 3 above.
                          ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                 ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT                                          C. CONTRACT ENHANCEMENT OPTIONS (MAY SELECT ONLY ONE)
     __ EarningsMax[GRAPHIC OMITTED]                                         __ 2% of first-year premium
                                                                             __ 3% of first-year premium
B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)                   __ 4% of first-year premium
     __ SafeGuard 7 Plus (SM)
        (Guaranteed Minimum Withdrawal Benefit)                         D. WITHDRAWAL OPTIONS
     __ LifeGuard(SM) 5                                                     __ 20% Free Withdrawal Benefit/1//2/
        (5% For Life Guaranteed Minimum Withdrawal Benefit)                 __ 3-Year Withdrawal Charge Schedule
     __ LifeGuard (SM) 4                                                    __ 5-Year Withdrawal Charge Schedule/2/
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
     __ FutureGuard (SM)
        (Guaranteed Minimum Income Benefit)


      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

     /1/  May not be selected in  combination  with either the 3% or 4% Contract Enhancement.

     /2/  May not be selected in combination with the 3-Year  Withdrawal  Charge Schedule.
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INITIAL PREMIUM                                                                 INCOME DATE
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                                                                                PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
Amount of premium with application: $___________                                If an Income Date is not specified, age 90
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)           (age 70 1/2 for Qualified Plans) of the Owner will
                                                                                be used.
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CAPITAL PROTECTION PROGRAM
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  __ Yes  __ No       If "No", please proceed to the Premium Allocation Section.
                      (If no selection is made, JNL will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

  __ 1-Year        __ 3-Year        __ 5-Year        __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.

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



                                                                 TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                          WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%

NUMBER          PORTFOLIOS                                                      NUMBER         PORTFOLIOS

205 ____% Fifth Third Disciplined Value VIP                                     187 ____% JNL/Mellon Capital Management Technology
204 ____% Fifth Third Mid Cap VIP                                                         Sector
202 ____% Fifth Third Quality Growth VIP                                        054 ____% JNL/Mellon Capital Management Enhanced S&P
203 ____% Fifth Third Balanced VIP                                                         500 Stock Index
196 ____% JNL(R)/AIM Large Cap Growth                                           173 ____% JNL/Oppenheimer Global Growth
195 ____% JNL/AIM Small Cap Growth                                              174 ____% JNL/Oppenheimer Growth
114 ____% JNL/Alger Growth                                                      127 ____% JNL/PIMCO Total Return Bond
125 ____% JNL/Alliance Capital Growth                                           105 ____% JNL/Putnam Equity
115 ____% JNL/Eagle Core Equity                                                 113 ____% JNL/Putnam International Equity
116 ____% JNL/Eagle SmallCap Equity                                             148 ____% JNL/Putnam Midcap Growth
150 ____% JNL/FMR Balanced                                                      106 ____% JNL/Putnam Value Equity
101 ____% JNL/FMR Capital Growth                                                136 ____% JNL/Salomon Brothers High Yield Bond
126 ____% JNL/JPMorgan International Value                                      110 ____% JNL/Salomon Brothers Strategic Bond
132 ____% JNL/Lazard Mid Cap Value                                              109 ____% JNL/Salomon Brothers U.S. Government &
131 ____% JNL/Lazard Small Cap Value                                                      Quality Bond
123 ____% JNL/Mellon Capital Management S&P 500(R) Index                        104 ____% JNL/Select Balanced
124 ____% JNL/Mellon Capital Management S&P(R) 400                              103 ____% JNL/Select Global Growth
          MidCap Index                                                          102 ____% JNL/Select Large Cap Growth
128 ____% JNL/Mellon Capital Management Small Cap Index                         107 ____% JNL/Select Money Market
129 ____% JNL/Mellon Capital Management International Index                     179 ____% JNL/Select Value
133 ____% JNL/Mellon Capital Management Bond Index                              111 ____% JNL/T. Rowe Price Established Growth
145 ____% JNL/Mellon Capital Management The Dow(SM) 10                          112 ____% JNL/T. Rowe Price Mid-Cap Growth
193 ____% JNL/Mellon Capital Management The S&P 10                              149 ____% JNL/T. Rowe Price Value
183 ____% JNL/Mellon Capital Management Global 15
184 ____% JNL/Mellon Capital Management 25                                      FIXED ACCOUNT OPTIONS
186 ____% JNL/Mellon Capital Management Select Small-Cap                        041 ____% 1-year               045 ____% 5-year
224 ____% JNL/Mellon Capital Management JNL 5                                   043 ____% 3-year               047 ____% 7-year
222 ____% JNL/Mellon Capital Management NASDAQ(R) 15
223 ____% JNL/Mellon Capital Management Value Line(R) 25                        IF THE USE OF THE MODEL PORTFOLIOS ARE INTENDED,
225 ____% JNL/Mellon Capital Management VIP                                     PLEASE REFER TO FORM FT2385.
191 ____% JNL/Mellon Capital Management Communications Sector
185 ____% JNL/Mellon Capital Management Consumer Brands Sector                  DCA+ ($15,000 contract minimum)
190 ____% JNL/Mellon Capital Management Energy Sector
189 ____% JNL/Mellon Capital Management Financial Sector                        030 ____% 6-month
188 ____% JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector        032 ____% 12-month


                                                                                IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC
                                                                                INVESTMENT FORM (FT2375).

                                                                                DCA+ provides an automatic monthly transfer to the
                                                                                selected portfolio(s) so the entire amount invested
                                                                                in this program, plus earningthe end of the DCA+
                                                                                term selected.


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       ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
    RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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                                                                     Page 3 of 5
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
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AUTOMATIC REBALANCING
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___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios selected above and the 1-year Fixed Account (if selected) will participate in the program. The 3-, 5- and 7-year Fixed Accounts are not available for Automatic Rebalancing.

Frequency:  ___   Monthly      ___ Quarterly
            ___   Semi-Annual  ___ Annual

Start Date:_________________________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date JNL applies the first premium payment.

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                   ___ Yes ___ No
By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  __ I do  not  consent  __  to  electronic  delivery  of  annual  and
semi-annual  reports,   quarterly  and  immediate  confirms,   prospectuses  and
prospectus supplements, and related correspondence (except ________________) from Jackson National Life, when available. There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS
   ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.
5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
   TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                       DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature                 Annuitant's Signature (if other than Owner)

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Joint Owner's Signature         Joint Annuitant's Signature (if other than
                                Joint Owner)

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                                                                     Page 4 of 5
VDA 120                                                             FT4173 10/04

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)

Phone No. (include area code)

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Producer/Representative's Signature

License ID No. (Florida only)                        Date Signed (mm/dd/yyyy)

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Address (number and street)             City, State, ZIP

--------------------------------------------------------------------------------
E-Mail Address                 Contact your home office for program information.
                               __ Option A  __ Option B  __ Option C
                               __ Option D __Option E
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Broker/Dealer Name

Broker/Dealer Representative No.

JNL Producer/Representative No.
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ARKANSAS,  COLORADO,  DISTRICT OF  COLUMBIA,  KENTUCKY,  LOUISIANA,  MAINE,  NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of
misleading,   information  concerning  any  fact  material  thereto,  commits  a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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REGULAR MAIL:     Jackson National Life(R)/IMG Service Center, P.O. Box 30392,
                  Lansing,  MI  48909-7892
OVERNIGHT MAIL:   Jackson National Life/IMG Service Center, 1 Corporate Way,
                  Lansing, MI  48951
CUSTOMER CARE:    800/777-7779 (8:00 a.m. to 8:00 p.m. ET) or contactus@jnli.com
                  Fax  517/706-5534
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            Not FDIC insured * Not Bank guaranteed * May lose value *
                Not a deposit * Not insured by any federal agency

                                                                     Page 5 of 5
VDA 120                                                             FT4173 10/04